Restructuring Costs and Similar Items	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Restructuring Costs and Similar Items

B.16. RESTRUCTURING COSTS AND SIMILAR ITEMS
Restructuring costs and similar items comprise the following:

(€ million)	June 30, 2023 (6 months)	June 30, 2022 (6 months)	December 31, 2022 (12 months)
Employee-related expenses	185	524	507
Charges, gains or losses on assets(a)	86	(2)	261
Compensation for early termination of contracts (other than contracts of employment)	—	—	1
Costs of transformation programs	265	266	547
Other restructuring costs	11	4	20
Total	547	792	1,336
(a) This line consists of impairment losses and accelerated depreciation charges related to site closures (including leased sites), and gains or losses on divestments of assets arising from reorganization decisions made by Sanofi.
Restructuring costs and similar items were €245 million lower in the first half of 2023 than in the first half of 2022. For the first half of 2023 they include the impact of French pension reforms on future annuities under the rules of each severance plan, while for the first half of 2022 they mainly comprised severance costs recognized further to the announcements made during that period. Also included in restructuring costs are the impacts of ongoing transformational projects, primarily those associated with the creation of the standalone Consumer Healthcare entity and the implementation of Sanofi’s new digital strategy.